UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2023

MDU Resources Group Inc
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 2, 2023, MDU Resources Group, Inc. (the “Company”) issued a press release announcing its plan to spin off its wholly owned construction services business, MDU Construction Services Group, Inc. (“CSG”), to the Company’s shareholders, resulting in two independent, publicly traded companies. The proposed spinoff is intended to be a tax-free transaction for U.S. federal income tax purposes and is expected to be completed in late 2024, subject to the satisfaction of customary conditions, including final approval from the Company’s board of directors and the effectiveness of a registration statement on Form 10 to be filed with the U.S. Securities and Exchange Commission (“SEC”).

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instructions B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
99.1	Press release of MDU Resources Group, Inc., dated November 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * *

Cautionary Note on Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company and the proposed spinoff of CSG that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe,” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements, including key growth strategies, projections, certain assumptions and strategies of the Company and the independent companies following the proposed spinoff, the anticipated benefits of the spinoff, and the expected timing of completion of the spinoff, are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, and could cause actual results to differ materially from those indicated in such forward-looking statements. Although the Company believes that its expectations are based on reasonable assumptions, current expectations involve a number of risks and uncertainties.

With respect to forward-looking statements contained herein, a number of factors could cause actual outcomes to vary materially. These factors include, but are not limited to, risks relating to the impact of the COVID-19 pandemic on the business (including impacts on employees and contractors and disruptions to operations and the supply chain); new or changing laws and regulations impacting the business (including changes in pipeline safety regulations and environmental law); changes in general economic and financial market conditions, including changes in interest or exchange rates and the effects of inflation; supply chain disruptions (including price fluctuations and supply of materials necessary for operations); the adverse impact of cyberattacks on operations; competitive factors including technological advances and customer demands; pricing and market pressures; ability to successfully integrate any businesses acquired; issuance of new or revised accounting standards; risks associated with the impact, timing or terms of the spinoff; risks associated with the expected benefits and costs of the spinoff, including the risk that the expected benefits of the spinoff will not be realized within the expected time frame, in full or at all, and the risk that conditions to the spinoff will not be satisfied and/or that the spinoff will not be completed within the expected timeframe, on the expected terms or at all; the expected qualification of the spinoff as a tax-free transaction for U.S. federal income tax purposes, including whether or not an IRS ruling will be sought or obtained; the risk that any consents or approvals required in connection with the spinoff will not be received or obtained within the expected timeframe, on the expected terms or at all; risks associated with expected financing transactions undertaken in connection with the spinoff and risks associated with indebtedness incurred in connection with the spinoff; the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the spinoff will exceed estimates; and the impact of the spinoff on the businesses and the risk that the spinoff may be more difficult, time consuming or costly than expected, including the impact on resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties, as well as the various important factors listed in Part I, Item 1A - Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2022, which was filed with the SEC on Feb. 24, 2023, and subsequent filings with the SEC.

Changes in such assumptions and factors could cause actual future results to differ materially. All forward-looking statements in this Current Report on Form 8-K are expressly qualified by such cautionary statements and by reference to the underlying assumptions. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2023

MDU Resources Group, Inc.

By:	/s/ Paul R. Sanderson

Paul R. Sanderson
Vice President, Chief Legal Officer
and Secretary

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